[GALAXY VIP FUND LOGO]

[PHOTO]

GALAXY VARIABLE ANNUITY REPORT

ANNUAL
REPORT

FOR THE YEAR ENDED
DECEMBER 31, 1995

CHAIRMAN'S
MESSAGE FOR THE
GALAXY VIP FUND

Dear Galaxy Variable Annuity Policyowner:

In the last year stock and bond prices rebounded strongly from the doldrums of 1994. This helped portfolios of The Galaxy VIP Fund deliver solid returns -- in many cases outpacing funds with similar investment objectives.

         Weaker economic growth and dramatic declines in interest rates produced the third largest total return for bonds in 45 years. Stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P"), had a total return of 37.53%. This was the third largest return for stocks in five decades. Even counting the flat stock performance of 1994, the average annual return for the last two years was about 15% -- versus an average of 13.5% in the last 50 years.

         Although these returns were high by historical measures, they show how important long-term investing can be. Shareholders who stayed put during the temporary disappointments of 1994 could make the most of recent market rallies. Investors who abandoned their holdings missed some or all of these gains and may have suffered losses they will not recoup for some time.

         Although investment returns may be less exceptional in the year ahead, Fleet Investment Advisors Inc. believes there should be many new opportunities for growth and income. Such opportunities make stocks and bonds important parts of a well-diversified investment strategy.

         The enclosed report covers performance of The Galaxy VIP Fund for the 12 months ended December 31, 1995. The Market Overview shows what helped stock and bond prices to rise. Individual Portfolio Reviews explain how Fleet Investment Advisors Inc. managed the Fund's holdings in this environment. The report also looks at where stock and bond prices may head in coming months and how this could mold future investment strategies.

         If you have questions about this report, you can discuss them with an Investment Specialist by calling 800-628-0414.


Sincerely,

/s/ DWIGHT E. VICKS, JR.

Dwight E. Vicks, Jr.

MUTUAL FUNDS:
- ARE NOT BANK DEPOSITS
- ARE NOT FDICINSURED
- ARE NOT OBLIGATIONS OF FLEET BANK
- ARE NOT GUARANTEED BY FLEET BANK
- ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED

MARKET OVERVIEW

PERFORMANCE
AT-A-GLANCE
Average Annual Returns
as of December 31, 1995
Variable Account E

                                     1 Year  Life of Account
GALAXY VIP MONEY MARKET FUND
Inception Date 2/1/93                  4.8%        3.7%

GALAXY VIP EQUITY FUND
Inception Date 1/11/93                26.1%       11.6%

GALAXY VIP ASSET ALLOCATION FUND
Inception Date 2/6/93                 28.6%       10.8%

GALAXY VIP HIGH QUALITY BOND FUND
Inception Date 1/21/93                21.8%        6.9%

These results reflect the experience of the sub-accounts of Variable Account E of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account E sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL High Quality Bond, and GAL Asset Allocation. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Administrator and the Advisor are presently waiving fees. Without such waivers, performance would be lower. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.

Weaker economic growth, a dramatic decline in interest rates and surprising resiliency in corporate earnings drove stock and bond prices sharply higher in the 12 months ended December 31, 1995. By emphasizing investments that performed strongly in such an environment, the Galaxy VIP Fund earned solid returns during this time.

        Slower economic growth and moderate inflation helped prices rally for most of the year. After rising at an annual rate of 5.1% in 1994's fourth quarter, growth in the gross domestic product (GDP), a measure of U.S. goods and services, slowed to an unexpectedly low 1.3% annual rate by the second quarter of 1995. This convinced investors that inflation would remain in check and the economy might enjoy a "soft landing." As investors realized the economy might weaken enough for the Federal Reserve (the "Fed") to cut interest rates, rates began to fall and bond prices rose.

        When bond prices improved, their yields fell -- making stocks more attractive to investors. By mid-year, the yield on 30-year Treasuries had fallen from 7.95% to 6.65%. This, plus stronger-than-expected gains in corporate earnings, set off a sizable rally in stock prices. Over the first six months of 1995, the S&P 500 Index had a total return of 20.09%.

        In July, the Fed reduced its short-term Fed Funds rate from 6% to 5.75%. This cut, the first in three years, fueled further gains in the prices of stocks and bonds. Although mixed news on the economy revived concerns about inflation -- causing prices to stall in the summer -- further weakening in the economy, plus increased hope for a balanced federal budget and a cut in short-term rates to 5.5%, pushed stock and bond prices higher for the rest of the year. By the end of 1995, rising bond prices had reduced long-term Treasury yields to 5.94% -- the lowest they'd been since 1993. Further gains in stocks helped the S&P 500 Index earn a 12-month total return of 37.53%.

INVESTMENT STRATEGIES

Expecting a weaker economy and falling interest rates, Fleet Investment Advisors Inc. had invested heavily in bonds with longer maturities and attractive prices. Because such issues tend to outperform other bonds in a rally, this strategy significantly enhanced gains for the Fund's bond portfolios. The long-term bonds also improved portfolio income as interest rates fell.

        By mid-year, when bond prices sta-

MARKET OVERVIEW

PERFORMANCE
AT-A-GLANCE
Average Annual Returns
as of December 31, 1995
Variable Account B Class 3

                                 Life of Account
GALAXY VIP MONEY MARKET FUND
Inception Date 5/1/95                  2.9%

GALAXY VIP EQUITY FUND
Inception Date 5/1/95                 13.8%

GALAXY VIP ASSET ALLOCATION FUND
Inception Date 5/1/95                 16.2%

GALAXY VIP HIGH QUALITY BOND FUND
Inception Date 5/1/95                 13.2%

These results reflect the experience of the Class 3 sub-accounts of Variable Account B of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly, will be different from the results of the corresponding Galaxy VIP Fund. The Class 3 sub-accounts purchase shares of The Galaxy VIPFund. The sub-accounts are GAL Money Market 3, GAL Equity 3, GAL High Quality Bond 3, and GAL Asset Allocation
3. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Administrator and the Adviser are presently waiving fees. Without such waivers, performance would be lower. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. Effective May 1, 1995, Variable Account E is no longer available for new investors.

bilized, we reduced the portion of securities maturing in 10 years or more from 50% to 30% of the bond portfolios. This strategy was taken in order to buffer the Fund against falling bond prices. Once it seemed interest rates were headed lower, we increased the allocation of longer issues to 40% since longer maturities help maintain solid yields as interest rates fall. During most of the year, we gave the greatest weight to government bonds, feeling yields on corporate securities did not fully compensate investors for the added price risk that corporates carry.

     The Fund's equity portfolios benefited from sizable investments in high-quality growth stocks, whose potential for strong earnings attracted investors as the economy slowed. Many of these were technology stocks, which far outpaced the market for most of the rally. The Fund also benefited from heavy investments in consumer staples stocks, whose earnings can generally keep growing in a weaker economy, and from holdings in financial stocks, which gained from lower interest rates and a proliferation of banking mergers.

MARKET OUTLOOK

Fleet Investment Advisors Inc. believes the GDP could grow by 2.5% in 1996 -- which would be slightly stronger than the growth rate for 1995. Since commodity prices have been stable, this level of growth should keep inflation near its current rate of 2.7%. If this is the case, progress on federal budget reductions could give the Fed further room to cut interest rates.

     Lower interest rates would produce additional gains in bond prices. However, we expect any such gains to be modest. Therefore, to protect the Fund's bond portfolios from a turnaround in prices, we've started to reduce the weightings in longer-maturity issues to 30%. Because the spread between yields of government and corporate bonds remains relatively narrow, we expect to maintain heavy investments in government issues in the Asset Allocation and the High Quality Bond portfolios.

     Lower interest rates would have the potential to improve corporate profits. However, if first quarter earnings are disappointing, stock prices could drop. This has already happened, in fact, to technology stocks. We expect, therefore, to keep the Asset Allocation and Equity portfolio cash reserves higher than normal levels. If stock prices weaken, we could put this money to work in stocks that offer continued potential for growth. These may include additional investments in consumer staples stocks, as well as selected issues in the technology and financial sectors.

PORTFOLIO REVIEWS

GALAXY VIP MONEY MARKET FUND

Investment Manager
Pat Galuska

[PHOTO]

GALAXY VIP MONEY MARKET FUND
Distribution of Total Net Assets
as of December 31, 1995

Commercial Paper                              53%
U.S. Government and Agency Obligations        47%

Other Net Assets & Liabilities = (0.07%)

In the past year we selected maturities for the Galaxy VIP Money Market Fund that could benefit the most from changes in interest rates. This helped the Fund earn a solid return that was competitive with other funds in its class. For the 12 months ended December 31, 1995, the Fund had a total return of 5.38%.

MAXIMIZING YIELD

Early in the year, as the Fed was still raising interest rates, we increased the average maturity of the Fund's investments to lock in higher yields. As economic growth weakened in the second quarter, and it looked like the Fed might cut interest rates, yields on money market securities started to drop. Because the yields for longer-term money market securities fell near or below yields for shorter-term instruments, we began investing in shorter-term securities.

     In particular, we increased our holdings in short-term repurchase agreements, which gave us the flexibility to make the most of near-term changes in yields. Where possible, we purchased securities that matured a week after investors expected the Fed to change interest rates next. Since there was less demand for these issues, their prices weakened and their yields became especially desirable.

     We continued to maintain a relatively short average maturity for the Fund's investments during the third quarter of 1995, as ongoing expectations for lower rates kept the spreads between short- and longer-term yields fairly narrow. To enhance the Fund's return, we added investments in commercial paper -- which offered yields that were relatively strong compared to yields for government securities.

GALAXY VIP MONEY MARKET FUND
7-Day Average Yields

[GRAPH]

- Galaxy VIP Money Market Fund
- Donoghue's Money Market Fund/

JANUARY 1, 1995     DECEMBER 31, 1995

* Donoghue's Money Market Fund/All-Taxable Average reflects the average current investment rate paid by over 620 money market funds.

PORTFOLIO REVIEWS


[PHOTO]

Harold A. Mackinney

GALAXY VIP EQUITY FUND

Distribution of Total Net Assets
as of December 31, 1995

Consumer Staples                          23%
Cash Equivalents & Net
Other Assets & Liabilities                17%
Technology                                16%
Consumer Cyclical                         12%
Financial                                  9%
Capital Goods                              8%
Energy                                     7%
Basic Materials                            5%
Transportation                             3%


     As yield spreads for short- and longer-term issues improved, we traded some short-term repurchase agreements for longer-term issues to earn additional yield. We continued to invest in commercial paper and gave extra attention to high-coupon securities issued by U.S. Government agencies. In order to balance the premium prices of the high-coupon issues, we bought other agency securities selling at a discount.

LOOKING AHEAD

If slower economic growth and moderate inflation help interest rates fall further, as we expect, we will probably maintain our recent efforts to maximize yield. Since yields on shorter-maturity instruments will likely slide more than yields on longer-term securities, we may even increase the Fund's commitment to longer maturities.

Pat Galuska has managed the Galaxy VIP Money Market Fund since September 1994. She has managed the Galaxy Tax-Exempt Money Market Fund since 1988.

GALAXY VIP EQUITY FUND
Investment Manager
Harold A. Mackinney

The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors Inc. believes have the potential for above-average earnings. Typically this means emphasizing stocks whose prices are attractive compared to their prospective earnings and to prices for stocks in general.

     Using this strategy, we made sizable investments in many sectors that led the recent rally in stock prices. For the 12 months ended December 31, 1995, the Fund had a total return of 26.76%. Because stock prices were quite high by historical measures for most of the year, we maintained a strong cash reserve in case of a correction. This caused the Fund to lag the S&P 500 Index, which had a total return of 37.53% for the year ended December 31, 1995.

FOCUS ON TECHNOLOGY,
 CONSUMER STAPLES

Throughout the year the Fund benefited from its focus on large-company stocks whose earnings might be more predictable in an uncertain economy. The Fund also enjoyed strong returns from individual industries -- such as technology, drugs and consumer staples. These more than offset disappointing returns from retail and capital goods stocks, where the Fund had less sizable investments.

PORTFOLIO REVIEWS

GALAXY VIP
EQUITY FUND
Growth of $10,000 investment*

[GRAPH]

- S&P 500 Index
- Galaxy VIP Equity Fund

* Since inception on 1/11/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

     In the first half of the year we more than doubled the dollar value of the Fund's holdings in technology stocks, consumer staples, consumer cyclicals, transportation and airline companies; although their percentages within the portfolio remained approximately the same.

     In the third quarter, we raised the Fund's weighting in bank stocks, which benefited from lower interest rates and ongoing consolidation in the industry. Once prices for technology stocks became more attractive in July and August, we took several new positions in selected issues.

     As investors became more defensive in the fourth quarter, we continued to emphasize consumer staples, drug and financial stocks. Looking forward to a stronger economy, we also increased positions in selected cyclical issues with strong potential for long-term growth in a growing economy.

A MORE MODERATE YEAR

We feel that gradual improvement in the economy should raise stock prices further in the year ahead, though gains should be more moderate than in 1995. As long as economic growth is weak, stocks remain vulnerable to temporary price declines. While there may be further drops in interest rates, the lower rates may be overshadowed by new disappointments in earnings.

     To make the most of any investment opportunities that a correction might bring, we expect to keep the Fund's cash reserves near 15% for now. If higher stock prices make a correction more likely, we might raise the reserves even more. If prices edge lower, we expect to put some of the cash to work -- possibly in additional shares of cyclical issues.

Harold A. Mackinney has managed the Galaxy VIP Equity Fund since its inception. He is also Chairman of the Fleet Investment Advisors.

GALAXY VIP ASSET ALLOCATION FUND

Investment Manager
Don Jones

The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than that for popular stock market averages and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond and money market securities.

     In the last year, we emphasized investing in sectors that outpaced the market as a whole. We also maximized gains in bond prices by investing heavily in longer-term issues. With these strategies, the Fund earned a total return of 29.42% for the 12 months ended December 31, 1995. Over the same time, the average balanced fund tracked by Lipper Analytical Services had a return of 30.47% and the S&P 500 Index had a return of 37.53%.

PORTFOLIO REVIEWS


[PHOTO]

Don Jones

GALAXY VIP ASSET ALLOCATION FUND
Growth of $10,000 investment*

[GRAPH]

- S&P 500 Index
- Galaxy VIP Asset Allocation Fund

* Since inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

WINNING SECTORS

When the period began, 63% of the Fund was invested in stocks. Technology stocks represented about 13% of equities, and consumer staples stocks represented about 26%. Both groups performed well in the first half of the year, with technology stocks doubling returns for stocks as a whole. The Fund also enjoyed healthy returns from its financial stocks, which represented about 9% of equities.

     In the second quarter, after stocks had rallied strongly, we took profits in these sectors, reduced stocks to 59% of assets, and raised cash reserves to about 11%. We took additional profits in technology stocks in the third quarter, while boosting investments in energy, financial and bank stocks -- which benefited from slower economic growth and lower interest rates. As technology stocks became more attractive in the fourth quarter, we added shares of selected issues. We also increased shares of telecommunications and consumer staples firms that showed solid potential for growth.

     For most of the year, we kept the bond portfolio near 30% of assets. When the year started, about 60% of the bond portfolio was invested in issues maturing in 10 years or more. Since longer-term issues generally respond better to falling interest rates than shorter-term issues do, this greatly enhanced Fund returns.

     As interest rates fell, we reduced the portion of longer-term issues -- reaching 40% of the bond portfolio by mid-year. Although this decreased the Fund's yields somewhat, it helped protect the value of Fund shares from a turnaround in interest rates and bond prices. After further rate declines in the fourth quarter, we cut the portion of longer-term issues to about 35% of the bond portfolio.

     Throughout the year we emphasized bonds issued by the U.S. Government and its agencies. This was because strong supplies of government securities and a large demand for corporates had made corporate yields relatively less attractive.

FUTURE STRATEGIES

Although interest rates may edge lower in coming months, we believe that most of the bond rally is probably behind us. Eventually, investors should anticipate an improving economy, and interest rates should start to bottom. To further protect the value of Fund shares from


GALAXY VIP ASSET ALLOCATION FUND
Distribution of Total Net Assets
as of December 31, 1995

Common Stocks                                           62%
U.S. Government and Agency Obligations                  23%
Cash Equivalents and Net Other Assets &Liabilities      11%
Corporate Bonds                                          4%

PORTFOLIO REVIEWS

rising interest rates, we expect to reduce longer-term issues to about 30% of the bond portfolio.

     Before the economy begins improving, however, there may be disappointments in corporate earnings that could temporarily drag stock prices lower. For this reason, we expect to maintain sizable cash reserves that we could use to make new investments if prices grow more attractive. We may also increase holdings in consumer staples stocks, whose earnings growth is usually more reliable in a slow-growing economy.

Don Jones has managed the Galaxy VIP Asset Allocation Fund since its inception. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

GALAXY VIP HIGH QUALITY BOND FUND
Investment Manager
Mary McGoldrick

[PHOTO]

The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in government securities and high-quality corporate issues rated in the two highest rating categories by Moody's or Standard & Poor's.

     When bond prices rise, the gains are often greatest for corporate bonds and bonds with longer maturities. With sizable investments in these issues, as well as issues with attractive yields, the Fund delivered a total return of 22.55% for the 12 months ended December 31, 1995. That compares with a return of 15.33% for the Lehman Brothers Government/Corporate Bond Index.

MAXIMIZING PRICE GAINS AND YIELD

As the year began, about 50% of the Fund was invested in bonds maturing in 10 years or more. Many of these issues were corporate securities that we'd purchased in 1994, when prices were relatively cheap. Also, most were also "non-callable" bonds, which cannot be redeemed by their issuers when interest rates fall. In addition to providing strong appreciation for Fund shares, the noncallable securities also offered relatively strong yields.



GALAXY VIPHIGH QUALITY BOND FUND
Growth of $10,000 investment*

[GRAPH]

- Lehman Brothers Government/ Corporate Bond Index
- Galaxy VIP High
  Quality Bond Fund

* Since inception on 1/21/93. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the Lehman Brothers Government/Corporate Bond Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY VIP HIGH QUALITY BOND FUND
Distribution of Total Net Assets
as of December 31, 1995

U.S. Government and Agency Obligations                     56%
Corporate Notes & Bonds                                    27%
Cash Equivalents and Net Other Assets & Liabilities        17%

     In the second and third quarters of 1995, after interest rates had dropped substantially, we decreased the portion of longer-term securities to 35%. This helped us protect the Fund against a reversal in interest rates and bond prices, since longer-term issues generally suffer more when rates rise than shorter-term issues do. Many of the bonds we sold were corporate securities. This was because the strong gains corporates had earned made their yields less attractive compared to yields for government bonds. Later in the third quarter, as it became clear that interest rates were headed lower, we increased the portion of longer-term issues to 40%. We also continued to emphasize noncallable securities and bonds issued by the U.S. Government and its agencies.

INCREASED FOCUS ON YIELD

As 1995 drew to an end, we again cut the weighting in longer-maturity issues. Although moderate inflation and slower economic growth may push interest rates lower in coming months, we believe the price gains for longer-term issues are largely complete.

     Since most of the returns from bonds will now come primarily from their yields, we expect to take further steps to enhance the Fund's yield where we can. If the difference between the yields for government and corporate bonds remains relatively narrow, we may increase the Fund's commitment to government securities since their price risk is less than that of corporate securities. With inflation at today's low levels, we feel the yields on government bonds remain quite attractive.

Mary McGoldrick has managed the Galaxy VIP High Quality Bond Fund since its inception. She has managed investment portfolios at Fleet Investment Advisors Inc., its predecessors and other investment management companies for eight years.

VIP MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

THE GALAXY
VIP FUND

                                                                                    VALUE
 PAR VALUE                                                                        (NOTE 2)
-----------                                                                      ---------
COMMERCIAL PAPER - 53.27%
                   FINANCIAL - 20.89%
$      900,000     MetLife Funding, Inc.
                   5.42%, 01/22/96 (A)  . . . . . . . . . . . . . . . .        $    897,060
       604,000     Pitney Bowes Credit Corp.
                   5.55%, 01/25/96 (A)  . . . . . . . . . . . . . . . .             601,705
       800,000     State Street Bank and Trust Co.
                   5.87%, 01/25/96  . . . . . . . . . . . . . . . . . .             800,000
       750,000     USAA Capital Corp.
                   5.53%, 01/26/96 (A)  . . . . . . . . . . . . . . . .             747,047
       700,000     Wachovia Bank
                   5.75%, 01/22/96  . . . . . . . . . . . . . . . . . .             700,000
                                                                               ------------
                                                                                  3,745,812
                                                                               ------------
                   CONSUMER STAPLES (A) - 16.82%
       740,000     Campbell Soup Co.
                   5.47%, 01/16/96  . . . . . . . . . . . . . . . . . .             738,227
       735,000     Heinz, (H. J.), Co.
                   5.52%, 02/05/96  . . . . . . . . . . . . . . . . . .             730,998
       750,000     Pfizer, Inc.
                   5.30%, 01/12/96  . . . . . . . . . . . . . . . . . .             748,694
       800,000     Proctor & Gamble Co.
                   5.50%, 01/22/96  . . . . . . . . . . . . . . . . . .             797,349
                                                                               ------------
                                                                                  3,015,268
                                                                               ------------
                   UTILITIES (A) - 7.79%
       800,000     GTE North, Inc.
                   5.67%, 01/31/96  . . . . . . . . . . . . . . . . . .             796,147
       600,000     Southwestern Bell Capital Corp.
                   3.81%, 01/03/96  . . . . . . . . . . . . . . . . . .             599,811
                                                                               ------------
                                                                                  1,395,958
                                                                               ------------
                   CONSUMER PRODUCTS (A) - 4.15%
       748,000     Kimberly Clark Corp.
                   5.49%, 01/30/96  . . . . . . . . . . . . . . . . . .             744,626
                                                                               ------------

                   BASIC MATERIALS (A) - 3.62%
       650,000     Air Products & Chemicals, Inc.
                   5.40%, 01/16/96  . . . . . . . . . . . . . . . . . .             648,462
                                                                               ------------

                   TOTAL COMMERCIAL PAPER . . . . . . . . . . . . . . .           9,550,126
                   (Cost $9,550,126)                                           ------------

U.S. GOVERNMENT AND
AGENCY OBLIGATIONS - 46.80%
                   FEDERAL HOME LOAN BANK - 20.59%
       850,000     4.29%, 01/04/96 (A)  . . . . . . . . . . . . . . . .             849,600
       800,000     5.01%, 01/08/96 (A)  . . . . . . . . . . . . . . . .             799,121
       750,000     5.35%, 01/17/96 (A)  . . . . . . . . . . . . . . . .             748,130
       800,000     5.40%, 01/22/96 (A)  . . . . . . . . . . . . . . . .             797,396
       495,000     6.85%, 02/28/96  . . . . . . . . . . . . . . . . . .             495,809
                                                                               ------------
                                                                                  3,690,056
                                                                               ------------
                   FEDERAL HOME LOAN MORTGAGE CORP. - 8.64%
       800,000     5.35%, 01/16/96 (A)  . . . . . . . . . . . . . . . .             798,123
       750,000     7.24%, 02/05/96  . . . . . . . . . . . . . . . . . .             751,025
                                                                               ------------
                                                                                  1,549,148
                                                                               ------------
                   FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION (A) - 7.52%
       500,000     4.31%, 01/04/96  . . . . . . . . . . . . . . . . . .             499,764
       850,000     5.39%, 01/16/96  . . . . . . . . . . . . . . . . . .             847,992
                                                                               ------------
                                                                                  1,347,756
                                                                               ------------
                   FEDERAL FARM CREDIT BANK - 6.70%
       500,000     7.11%, 02/01/96  . . . . . . . . . . . . . . . . . .             500,535
       700,000     6.76%, 02/28/96  . . . . . . . . . . . . . . . . . .             701,049
                                                                               ------------
                                                                                  1,201,584
                                                                               ------------
                   U.S. TREASURY BILL (A) - 3.35%
       600,000     5.34%, 01/04/96  . . . . . . . . . . . . . . . . . .             599,736
                                                                               ------------

                   TOTAL U.S. GOVERNMENT AND
                   AGENCY OBLIGATIONS . . . . . . . . . . . . . . . . .           8,388,280
                   (Cost $8,388,280)                                           ------------

TOTAL INVESTMENTS - 100.07% . . . . . . . . . . . . . . . . . . . . . .          17,938,406
                                                                               ------------
(Cost $17,938,406)
NET OTHER ASSETS AND LIABILITIES - (0.07%)  . . . . . . . . . . . . . .             (13,127)
                                                                               ------------
NET ASSETS - 100.00%  . . . . . . . . . . . . . . . . . . . . . . . . .        $ 17,925,279
                                                                               ============



---------------------------------------------
(A) Annualized yield to maturity.


                       See Notes to Financial Statements.

VIP EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

THE GALAXY
VIP FUND


                                                                                    VALUE
 SHARE                                                                            (NOTE 2)
------                                                                           ---------
COMMON STOCKS - 83.05%
                   CONSUMER STAPLES - 23.35%
         6,000     Anheuser-Busch Cos., Inc.  . . . . . . . . . . . . .        $    401,250
         6,000     Bristol-Myers Squibb Co.   . . . . . . . . . . . . .             515,250
         6,000     General Mills, Inc.  . . . . . . . . . . . . . . . .             346,500
        14,000     Gillette Co. . . . . . . . . . . . . . . . . . . . .             729,750
         8,000     Johnson & Johnson  . . . . . . . . . . . . . . . . .             685,000
        16,000     McDonald's Corp.   . . . . . . . . . . . . . . . . .             722,000
        10,000     Merck & Co., Inc.  . . . . . . . . . . . . . . . . .             657,500
        11,000     PepsiCo, Inc.  . . . . . . . . . . . . . . . . . . .             614,625
        10,000     Pfizer, Inc.   . . . . . . . . . . . . . . . . . . .             630,000
         7,000     Procter & Gamble Co. . . . . . . . . . . . . . . . .             581,000
        15,000     Rubbermaid, Inc.   . . . . . . . . . . . . . . . . .             382,500
        15,000     Sara Lee Corp. . . . . . . . . . . . . . . . . . . .             478,125
        14,000     Sysco Corp.  . . . . . . . . . . . . . . . . . . . .             455,000
                                                                               ------------
                                                                                  7,198,500
                                                                               ------------

                   TECHNOLOGY - 15.83%
         8,000     American Telephone & Telegraph Corp. . . . . . . . .             518,000
        12,000     AMP, Inc.  . . . . . . . . . . . . . . . . . . . . .             460,500
         5,000     Applied Materials, Inc.* . . . . . . . . . . . . . .             196,875
         9,000     Automatic Data Processing, Inc.  . . . . . . . . . .             668,250
        16,000     Corning, Inc.  . . . . . . . . . . . . . . . . . . .             512,000
         7,000     Dow Chemical Co. . . . . . . . . . . . . . . . . . .             492,625
        12,000     Intel Corp.  . . . . . . . . . . . . . . . . . . . .             681,000
         7,000     Microsoft Corp.* . . . . . . . . . . . . . . . . . .             614,250
         9,000     Motorola, Inc.   . . . . . . . . . . . . . . . . . .             513,000
         7,000     Telefonos De Mexico, Class L, ADR  . . . . . . . . .             223,125
                                                                               ------------
                                                                                  4,879,625
                                                                               ------------

                   CONSUMER CYCLICALS - 12.14%
        10,000     Armstrong World Industries, Inc.   . . . . . . . . .             620,000
         7,000     Dayton-Hudson Corp.  . . . . . . . . . . . . . . . .             525,000
         9,000     Disney (Walt) Co.  . . . . . . . . . . . . . . . . .             531,000
        14,000     Ford Motor Co. . . . . . . . . . . . . . . . . . . .             406,000
        12,000     Home Depot, Inc. . . . . . . . . . . . . . . . . . .             574,500
        14,000     Sherwin-Williams Co. . . . . . . . . . . . . . . . .             570,500
        23,000     Wal-Mart Stores, Inc.  . . . . . . . . . . . . . . .             514,625
                                                                               ------------
                                                                                  3,741,625
                                                                               ------------
                   FINANCIAL - 9.45%
         7,000     American International Group, Inc. . . . . . . . . .             647,500
         9,000     Barnett Banks, Inc.  . . . . . . . . . . . . . . . .             531,000
         5,000     Crestar Financial Corp.  . . . . . . . . . . . . . .             295,625
         5,000     Federal National Mortgage Association..  . . . . . .             620,625
        25,000     Hibernia Corp., Class A  . . . . . . . . . . . . . .             268,750
         8,000     SunTrust Banks, Inc. . . . . . . . . . . . . . . . .             548,000
                                                                               ------------
                                                                                  2,911,500
                                                                               ------------

                   CAPITAL GOODS - 7.86%
         8,000     Boeing Co. . . . . . . . . . . . . . . . . . . . . .             627,000
        10,000     Caterpillar, Inc.  . . . . . . . . . . . . . . . . .             587,500
        18,000     Deere & Co.  . . . . . . . . . . . . . . . . . . . .             634,500
         8,000     General Electric Co. . . . . . . . . . . . . . . . .             576,000
                                                                               ------------
                                                                                  2,425,000
                                                                               ------------

                   ENERGY - 6.71%
         4,000     Atlantic Richfield Co.   . . . . . . . . . . . . . .             443,000
         7,000     Exxon Corp.  . . . . . . . . . . . . . . . . . . . .             560,875
        10,000     Halliburton Co.  . . . . . . . . . . . . . . . . . .             506,250
         5,000     Mobil Corp.  . . . . . . . . . . . . . . . . . . . .             560,000
                                                                               ------------
                                                                                  2,070,125
                                                                               ------------

                   BASIC MATERIALS - 4.55%
         9,000     Air Products & Chemicals, Inc. . . . . . . . . . . .             474,750
         8,000     Consolidated Papers, Inc.  . . . . . . . . . . . . .             449,000
         7,000     Georgia-Pacific Corp.  . . . . . . . . . . . . . . .             480,375
                                                                               ------------
                                                                                  1,404,125
                                                                               ------------

                   TRANSPORTATION - 3.16%
         6,000     AMR Corp.* . . . . . . . . . . . . . . . . . . . . .             445,500
         8,000     Union Pacific Corp.  . . . . . . . . . . . . . . . .             528,000
                                                                               ------------
                                                                                    973,500
                                                                               ------------

                   TOTAL COMMON STOCKS  . . . . . . . . . . . . . . . .          25,604,000
                   (Cost $19,527,574)                                          ------------


                      See Notes to Financial Statements.

VIP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

THE GALAXY
VIP FUND


                                                                                    VALUE
 PAR VALUE                                                                        (NOTE 2)
-----------                                                                      ---------

U.S. TREASURY BILL (A) - 3.24%

$    1,000,000     5.42%, 01/11/96  . . . . . . . . . . . . . . . . . .        $    998,616
                                                                               ------------

                   TOTAL U.S. TREASURY BILL . . . . . . . . . . . . . .             998,616
                   (Cost $998,616)                                             ------------

REPURCHASE AGREEMENT - 13.68%

     4,215,676     Chase Securities, Inc.
                   5.30%, 01/02/96, Dated 12/29/95,
                   Repurchase Price $4,218,158
                   (Collaterized by U.S. Treasury Note
                   8.00%, Due 10/15/96, Par Value $4,155,000,
                   Market Value $4,300,425) . . . . . . . . . . . . . .           4,215,676
                                                                               ------------

                   TOTAL REPURCHASE AGREEMENT . . . . . . . . . . . . .           4,215,676
                   (Cost $4,215,676)                                           ------------

TOTAL INVESTMENTS - 99.97%  . . . . . . . . . . . . . . . . . . . . . .          30,818,292
(Cost $24,741,866)                                                             ------------

NET OTHER ASSETS AND LIABILITIES - 0.03%  . . . . . . . . . . . . . . .               7,957
                                                                               ------------

NET ASSETS - 100.00%  . . . . . . . . . . . . . . . . . . . . . . . . .         $30,826,249
                                                                               ============


--------------------------------------------
*   Non income producing security.
(A) Annualized yield to maturity.
ADR American Depository Receipts





                      See Notes to Financial Statements.

VIP ASSET ALLOCATION
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

THE GALAXY
VIP FUND

                                                                                     VALUE
SHARES                                                                             (NOTE 2)
------                                                                            ---------
COMMON STOCKS - 62.28%

                      CONSUMER STAPLES - 16.47%
           3,000      Bristol-Myers Squibb Co. . . . . . . . . . . . . . .       $     257,625
           3,000      Coca-Cola Co.  . . . . . . . . . . . . . . . . . . .             222,750
           3,000      CPC International, Inc.  . . . . . . . . . . . . . .             205,875
           8,000      Gillette Co.   . . . . . . . . . . . . . . . . . . .             417,000
           5,000      Johnson & Johnson  . . . . . . . . . . . . . . . . .             428,125
           4,000      McDonald's Corp.   . . . . . . . . . . . . . . . . .             180,500
           6,000      Merck & Co., Inc.  . . . . . . . . . . . . . . . . .             394,500
           5,000      PepsiCo, Inc.  . . . . . . . . . . . . . . . . . . .             279,375
           2,000      Procter & Gamble Co. . . . . . . . . . . . . . . . .             166,000
           5,000      Sara Lee Corp.   . . . . . . . . . . . . . . . . . .             159,375
           4,000      Sysco Corp.  . . . . . . . . . . . . . . . . . . . .             130,000
                                                                                   -----------
                                                                                     2,841,125
                                                                                   -----------

                      TECHNOLOGY - 10.90%
           5,000      American Telephone & Telegraph Corp. . . . . . . . .             323,750
           4,000      Automatic Data Processing, Inc.  . . . . . . . . . .             297,000
           3,000      Dow Chemical Co. . . . . . . . . . . . . . . . . . .             211,125
           8,000      Intel Corp.  . . . . . . . . . . . . . . . . . . . .             454,000
           3,000      Motorola, Inc.   . . . . . . . . . . . . . . . . . .             171,000
           2,500      Telefonos De Mexico, Class L, ADR  . . . . . . . . .              79,686
           2,500      Xerox Corp.  . . . . . . . . . . . . . . . . . . . .             342,500
                                                                                   -----------
                                                                                     1,879,061
                                                                                   -----------


                      CONSUMER CYCLICALS - 9.72%
           5,000      Armstrong World Industries, Inc.   . . . . . . . . .             310,000
           6,000      Disney (Walt) Co.  . . . . . . . . . . . . . . . . .             354,000
          10,000      Ford Motor Co. . . . . . . . . . . . . . . . . . . .             290,000
           4,000      General Motors Corp., Class E  . . . . . . . . . . .             208,000
           7,000      Home Depot, Inc. . . . . . . . . . . . . . . . . . .             335,125
           8,000      Wal-Mart Stores, Inc.  . . . . . . . . . . . . . . .             179,000
                                                                                   -----------
                                                                                     1,676,125
                                                                                   -----------

                      CAPITAL GOODS - 7.87%
           4,000      Boeing Co. . . . . . . . . . . . . . . . . . . . . .             313,500
          12,000      Deere & Co.  . . . . . . . . . . . . . . . . . . . .             423,000
           5,000      General Electric Co. . . . . . . . . . . . . . . . .             360,000
           5,000      Thermo Electron Corp.* . . . . . . . . . . . . . . .             260,000
                                                                                   -----------
                                                                                     1,356,500
                                                                                   -----------

                      FINANCIAL - 7.81%
           3,000      American International Group, Inc. . . . . . . . . .             277,500
           2,000      Banc One Corp.   . . . . . . . . . . . . . . . . . .              75,500
           2,000      Barnett Banks, Inc.  . . . . . . . . . . . . . . . .             118,000
           2,000      Citicorp . . . . . . . . . . . . . . . . . . . . . .             134,500
           2,000      Crestar Financial Corp.  . . . . . . . . . . . . . .             118,250
           2,500      Federal National Mortgage Association  . . . . . . .             310,313
          10,000      Hibernia Corp., Class A  . . . . . . . . . . . . . .             107,500
           2,500      Old Kent Financial Corp. . . . . . . . . . . . . . .             102,812
           1,500      SunTrust Banks, Inc. . . . . . . . . . . . . . . . .             102,750
                                                                                   -----------
                                                                                     1,347,125
                                                                                   -----------

                      ENERGY - 5.87%
           2,000      Amoco Corp.  . . . . . . . . . . . . . . . . . . . .             143,750
           2,000      Atlantic Richfield Co.   . . . . . . . . . . . . . .             221,500
           1,500      Exxon Corp.  . . . . . . . . . . . . . . . . . . . .             120,188
           6,000      Halliburton Co.  . . . . . . . . . . . . . . . . . .             303,750
           2,000      Mobil Corp.  . . . . . . . . . . . . . . . . . . . .             224,000
                                                                                   -----------
                                                                                     1,013,188
                                                                                   -----------

                      TRANSPORTATION - 1.53%
           4,000      Union Pacific Corp.  . . . . . . . . . . . . . . . .             264,000
                                                                                   -----------

                      BASIC MATERIALS - 2.11%
           3,000      Air Products & Chemicals, Inc.   . . . . . . . . . .             158,250
           3,000      Georgia-Pacific Corp.  . . . . . . . . . . . . . . .             205,875
                                                                                   -----------
                                                                                       364,125
                                                                                   -----------

                      TOTAL COMMON STOCKS  . . . . . . . . . . . . . . . .          10,741,249
                      (Cost $8,511,403)                                            -----------



PAR VALUE
--------
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS - 23.13%

                      U.S. TREASURY NOTES - 9.73%
       $ 250,000      5.50%, 11/15/98  . . . . . . . . . . . . . . . . . .             251,825
         500,000      6.25%, 05/31/00  . . . . . . . . . . . . . . . . . .             517,254
         250,000      5.75%, 10/31/00  . . . . . . . . . . . . . . . . . .             253,868
         350,000      7.50%, 05/15/02  . . . . . . . . . . . . . . . . . .             388,342
         250,000      6.50%, 08/15/05  . . . . . . . . . . . . . . . . . .             266,537
                                                                                   -----------
                                                                                     1,677,826
                                                                                   -----------




                       See Notes to Financial Statements.

VIP ASSET ALLOCATION
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

THE GALAXY
VIP FUND

                                                                                        VALUE
   PAR VALUE                                                                          (NOTE 2)
  -----------                                                                        ----------
                      FEDERAL HOME LOAN BANK - 4.66%
       $ 250,000      6.00%, 10/30/97  . . . . . . . . . . . . . . . . . .         $   251,950
         200,000      7.00%, 06/12/00  . . . . . . . . . . . . . . . . . .             200,984
         100,000      6.41%, 12/29/03  . . . . . . . . . . . . . . . . . .             100,168
         250,000      7.00%, 11/21/05  . . . . . . . . . . . . . . . . . .             250,322
                                                                                   -----------
                                                                                       803,424
                                                                                   -----------

                      U.S. TREASURY BONDS - 3.41%
         250,000      7.63%, 02/15/07  . . . . . . . . . . . . . . . . . .             275,222
         250,000      8.00%, 11/15/21  . . . . . . . . . . . . . . . . . .             312,920
                                                                                   -----------
                                                                                       588,142
                                                                                   -----------

                      FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.29%
         100,000      6.40%, 03/25/03  . . . . . . . . . . . . . . . . . .             101,081
         150,000      6.31%, 08/25/03, MTN . . . . . . . . . . . . . . . .             150,201
         200,000      7.55%, 06/10/04  . . . . . . . . . . . . . . . . . .             209,176
         100,000      8.18%, 04/15/24, MTN . . . . . . . . . . . . . . . .             105,881
                                                                                   -----------
                                                                                       566,339
                                                                                   -----------

                      FEDERAL FARM CREDIT BANK - 1.45%
         250,000      6.40%, 12/11/00, MTN . . . . . . . . . . . . . . . .             250,395
                                                                                   -----------

                      FEDERAL HOME LOAN MORTGAGE CORP. - 0.59%
         100,000      7.88%, 04/28/04  . . . . . . . . . . . . . . . . . .             102,611
                                                                                   -----------

                      TOTAL U.S. GOVERNMENT AND
                      AGENCY OBLIGATIONS . . . . . . . . . . . . . . . . .           3,988,737
                      (Cost $3,840,013)                                            -----------

CORPORATE NOTES AND BONDS - 3.93%

         200,000      Citicorp, MTN
                      8.63%, 11/01/04  . . . . . . . . . . . . . . . . . .             216,250
         200,000      Duke Power Co.
                      8.75%, 03/01/21  . . . . . . . . . . . . . . . . . .             208,780
         250,000      Ford Motor Credit Co.
                      6.38%, 12/15/05  . . . . . . . . . . . . . . . . . .             252,188
                                                                                   -----------

                      TOTAL CORPORATE NOTES AND BONDS  . . . . . . . . . .             677,218
                      (Cost $651,763)                                              -----------


REPURCHASE AGREEMENT - 10.50%

        1,811,173     Chase Securities, Inc.
                      5.30%, 01/02/96, Dated 12/29/95,
                      Repurchase Price $1,812,239
                      (Collaterized by U.S. Treasury Note
                      8.00%, Due 10/15/96, Par Value $1,785,000,
                      Market Value $1,847,478) . . . . . . . . . . . . . .           1,811,173
                                                                                   -----------


                      TOTAL REPURCHASE AGREEMENT . . . . . . . . . . . . .           1,811,173
                      (Cost $1,811,173)                                            -----------



TOTAL INVESTMENTS - 99.84% . . . . . . . . . . . . . . . . . . . . . . . .          17,218,377
                                                                                   -----------
(Cost $14,814,352)
NET OTHER ASSETS AND LIABILITIES - 0.16% . . . . . . . . . . . . . . . . .              27,141
                                                                                   -----------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . . . . . . .         $17,245,518
                                                                                   ===========



---------------------------------
*  Non income producing security.
ADR  American Depository Receipts
MTN  Medium Term Note


                       See Notes to Financial Statements.

VIP HIGH QUALITY BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

THE GALAXY
VIP FUND

                                                                                   VALUE
PAR VALUE                                                                         (NOTE 2)
-----------                                                                       --------
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS - 56.35%
                   U.S. TREASURY BONDS - 18.30%
$      500,000     7.25%, 05/15/16  . . . . . . . . . . . . . . . . . .        $    570,945
       500,000     7.50%, 11/15/16  . . . . . . . . . . . . . . . . . .             586,548
       750,000     7.25%, 08/15/22  . . . . . . . . . . . . . . . . . .             867,142
                                                                               ------------
                                                                                  2,024,635
                                                                               ------------

                   U.S. TREASURY NOTES - 13.47%
       250,000     4.75%, 10/31/98  . . . . . . . . . . . . . . . . . .             246,863
       300,000     6.00%, 10/15/99  . . . . . . . . . . . . . . . . . .             307,296
       100,000     6.38%, 01/15/00  . . . . . . . . . . . . . . . . . .             103,747
       100,000     5.50%, 04/15/00  . . . . . . . . . . . . . . . . . .             100,863
       200,000     6.38%, 08/15/02  . . . . . . . . . . . . . . . . . .             210,036
       500,000     6.25%, 02/15/03  . . . . . . . . . . . . . . . . . .             522,105
                                                                               ------------
                                                                                  1,490,910
                                                                               ------------

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.22%
       500,000     6.38%, 07/08/03, MTN . . . . . . . . . . . . . . . .             497,500
       500,000     7.55%, 06/10/04  . . . . . . . . . . . . . . . . . .             522,940
                                                                               ------------
                                                                                  1,020,440
                                                                               ------------

                   FEDERAL HOME LOAN MORTGAGE CORP. - 8.48%
       250,000     6.29%, 09/18/98  . . . . . . . . . . . . . . . . . .             250,883
       200,000     6.80%, 09/18/02  . . . . . . . . . . . . . . . . . .             200,272
       500,000     6.20%, 09/08/08  . . . . . . . . . . . . . . . . . .             487,115
                                                                               ------------
                                                                                    938,270
                                                                               ------------

                   U.S. GOVERNMENT BACKED BONDS - 4.62%
       200,000     Tennessee Valley Authority, Series F
                   6.88%, 08/01/02  . . . . . . . . . . . . . . . . . .             208,000
       300,000     Tennessee Valley Authority, Series C
                   6.13%, 07/15/03  . . . . . . . . . . . . . . . . . .             303,375
                                                                               ------------
                                                                                    511,375
                                                                               ------------

                   FEDERAL HOME LOAN BANK - 2.26%
       250,000     7.00%, 11/21/05  . . . . . . . . . . . . . . . . . .             250,323
                                                                               ------------


                   TOTAL U.S. GOVERNMENT AND
                   AGENCY OBLIGATIONS . . . . . . . . . . . . . . . . .           6,235,953
                   (Cost $6,037,167)                                           ------------

CORPORATE NOTES AND BONDS - 26.47%
                   FINANCIAL - 11.92%
       300,000     Associates Corp. of North America
                   5.25%, 03/30/00  . . . . . . . . . . . . . . . . . .             292,500
       100,000     Associates Corp. of North America
                   6.88%, 02/01/03  . . . . . . . . . . . . . . . . . .             104,375
       300,000     General Electric Credit Corp.
                   5.50%, 11/01/01  . . . . . . . . . . . . . . . . . .             294,000
       100,000     Norwest Financial, Inc.
                   7.00%, 01/15/03  . . . . . . . . . . . . . . . . . .             105,375
       500,000     Swiss Bank Corp.
                   6.75%, 07/15/05  . . . . . . . . . . . . . . . . . .             523,125
                                                                               ------------
                                                                                  1,319,375
                                                                               ------------

                   UTILITIES - 5.94%
        50,000     Duke Power Co.
                   7.00%, 09/01/05  . . . . . . . . . . . . . . . . . .              52,563
       250,000     Duke Power Co.
                   8.75%, 03/01/21  . . . . . . . . . . . . . . . . . .             260,975
        50,000     Pacific Bell
                   6.25%, 03/01/05  . . . . . . . . . . . . . . . . . .              50,688
       300,000     Southwestern Bell Telephone Co.
                   5.75%, 09/01/04  . . . . . . . . . . . . . . . . . .             293,625
                                                                               ------------
                                                                                    657,851
                                                                               ------------

                   CONSUMER STAPLES - 3.80%
       300,000     Coca-Cola Enterprises
                   8.50%, 02/01/22  . . . . . . . . . . . . . . . . . .             368,250
        50,000     McDonald's Corp.
                   6.75%, 02/15/03  . . . . . . . . . . . . . . . . . .              52,063
                                                                               ------------
                                                                                    420,313
                                                                               ------------

                   TECHNOLOGY - 2.48%
       250,000     International Business Machines Corp.
                   7.50%, 06/15/13  . . . . . . . . . . . . . . . . . .             274,063
                                                                               ------------

                   CONSUMER CYCLICAL - 2.33%
       250,000     Wal-Mart Stores
                   6.50%, 06/01/03  . . . . . . . . . . . . . . . . . .             257,813
                                                                               ------------


                   TOTAL CORPORATE NOTES AND BONDS  . . . . . . . . . .           2,929,415
                   (Cost $2,804,002)                                           ------------

                      See notes to Financial Statements.

VIP HIGH QUALITY BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

THE GALAXY
VIP FUND


                                                                                    VALUE
PAR VALUE                                                                         (NOTE 2)
----------                                                                        --------
REPURCHASE AGREEMENT - 15.71%
$    1,738,936     Chase Securities, Inc.
                   5.30%, 01/02/96, Dated 12/29/95,
                   Repurchase Price $1,739,960
                   (Collaterized by U.S. Treasury Note
                   8.00%, Due 10/15/96, Par Value $1,715,000
                   Market Value $1,775,025) . . . . . . . . . . . . . .        $  1,738,936
                                                                               ------------

                   TOTAL REPURCHASE AGREEMENT . . . . . . . . . . . . .           1,738,936
                   (Cost $1,738,936)                                           ------------

TOTAL INVESTMENTS - 98.53%  . . . . . . . . . . . . . . . . . . . . . .          10,904,304
(Cost $10,580,105)                                                             ------------

NET OTHER ASSETS AND LIABILITIES - 1.47%  . . . . . . . . . . . . . . .             162,672
                                                                               ------------
NET ASSETS - 100.00%  . . . . . . . . . . . . . . . . . . . . . . . . .         $11,066,976
                                                                               ============


--------------------------------------------
MTN Medium Term Note

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

THE GALAXY
VIP FUND

                                                           MONEY MARKET         EQUITY       ASSET ALLOCATION    HIGH QUALITY
                                                               FUND              FUND              FUND           BOND FUND
                                                          --------------    -------------     ---------------    -------------
ASSETS:

   Investments (Note 2):
      Investments at cost   . . . . . . . . . . . .       $  17,938,406     $  20,526,190     $  13,003,179       $  8,841,169
      Repurchase agreements   . . . . . . . . . . .                  --         4,215,676         1,811,173          1,738,936
      Net unrealized appreciation (depreciation)  .                  --         6,076,426         2,404,025            324,199
                                                          -------------     -------------     -------------       ------------
            Total investments at value  . . . . . .          17,938,406        30,818,292        17,218,377         10,904,304
   Receivable for shares sold . . . . . . . . . . .                  --            23,744             6,586             15,801
   Interest and dividend receivables  . . . . . . .              79,474            39,212            73,063            166,828
   Receivable from investment advisor (Note 3 & 4)                  292                --            16,428              1,160
   Deferred organizational expense ( Note 2)  . . .               6,806             6,646             6,842              6,699
                                                          -------------     -------------     -------------       ------------
           Total Assets   . . . . . . . . . . . . .          18,024,978        30,887,894        17,321,296         11,094,792
                                                          -------------     -------------     -------------       ------------

LIABILITIES:

   Payable for investments purchased  . . . . . . .                  --                --            29,813                 --
   Payable for shares repurchased . . . . . . . . .              67,888                --                --              2,540
   Advisory fee payable (Note 3 & 4)  . . . . . . .               2,299            19,459             4,556              1,376
   Payable to FDISG (Note 3 & 4)  . . . . . . . . .               2,263             9,509            11,214              2,601
   Payable to custodian . . . . . . . . . . . . . .               2,161                --                --                 --
   Trustees' fees and expenses payable (Note 3) . .               1,851             1,851             1,851              1,851
   Accrued expenses and other payables  . . . . . .              23,237            30,826            28,344             19,448
                                                          -------------     -------------     -------------       ------------
        Total Liabilities . . . . . . . . . . . . .              99,699            61,645            75,778             27,816
                                                          -------------     -------------     -------------       ------------
NET ASSETS    . . . . . . . . . . . . . . . . . . .       $  17,925,279     $  30,826,249     $  17,245,518       $ 11,066,976
                                                          =============     =============     =============       ============

NET ASSETS CONSIST OF:
   Par value (Note 5) . . . . . . . . . . . . . . .       $      17,925     $       2,373     $       1,393       $      1,067
   Paid-in capital in excess of par value . . . . .          17,907,270        24,954,319        14,866,923         10,924,465
   Undistributed (overdistributed)
     net investment income. . . . . . . . . . . . .                 284                --               379                 --
   Accumulated net realized gain (loss)
     on investments sold  . . . . . . . . . . . . .                (200)         (206,869)          (27,202)          (182,755)
   Net unrealized appreciation (depreciation)
     of investments . . . . . . . . . . . . . . . .                  --         6,076,426         2,404,025            324,199
                                                          -------------     -------------     -------------       ------------
TOTAL NET ASSETS  . . . . . . . . . . . . . . . . .       $  17,925,279     $  30,826,249     $  17,245,518       $ 11,066,976
                                                          =============     =============     =============       ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING . . . . .          17,925,195         2,372,831         1,392,562          1,067,460

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding)  . . . . . . .       $        1.00     $       12.99     $       12.38       $      10.37
                                                          =============     =============     =============       ============




                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

THE GALAXY
VIP FUND


                                                            MONEY MARKET           EQUITY       ASSET ALLOCATION      HIGH QUALITY
                                                                FUND                FUND              FUND              BOND FUND
                                                            ------------         ----------     ----------------      ------------
INVESTMENT INCOME:
   Interest  (Note 2) . . . . . . . . . . . . . . .         $   860,776          $  261,469        $  332,402         $  619,457
   Dividends (Note 2) . . . . . . . . . . . . . . .                  --             432,617           175,444                 35
                                                            -----------          ----------        ----------         ----------
       Total investment income  . . . . . . . . . .             860,776             694,086           507,846            619,492
                                                            -----------          ----------        ----------         ----------
EXPENSES:
   Investment advisory fee (Note 3) . . . . . . . .              58,540             188,501            97,541             51,220
   Administration fee (Note 3)  . . . . . . . . . .              25,000              25,000            25,000             25,000
   Custody fees   . . . . . . . . . . . . . . . . .              12,382              11,378             8,085              7,788
   Fund accounting fee (Note 3) . . . . . . . . . .              25,915              28,288            31,299             30,642
   Legal fees . . . . . . . . . . . . . . . . . . .              16,178              23,895            13,501             10,166
   Audit fees . . . . . . . . . . . . . . . . . . .              10,380              10,381            10,381             10,380
   Trustees fees (Note 3) . . . . . . . . . . . . .               3,538               3,538             3,538              3,538
   Amortization of organization costs (Note 2)  . .               3,256               3,256             3,256              3,256
   Reports to shareholders  . . . . . . . . . . . .               5,910              11,781             6,216              3,546
   Registration fees  . . . . . . . . . . . . . . .                 252               3,329               201                 72
   Insurance fees   . . . . . . . . . . . . . . . .                 960                 903               805                670
   Miscellaneous  . . . . . . . . . . . . . . . . .                 357                 357               357                357
                                                            -----------          ----------        ----------         ----------
       Total Expenses before reimbursement/waiver .             162,668             310,607           200,180            146,635
       Less: Reimbursement/waiver (Note 4)  . . . .             (69,980)             (6,749)          (22,475)           (72,510)
                                                            -----------          ----------        ----------         ----------
       Total Expenses net of reimbursement/waiver .              92,688             303,858           177,705             74,125
                                                            -----------          ----------        ----------         ----------
NET INVESTMENT INCOME . . . . . . . . . . . . . . .             768,088             390,228           330,141            545,367
                                                            -----------          ----------        ----------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold . .                 (46)            (17,469)          167,752             (6,130)
   Net change in unrealized appreciation (depreciation)
       of investments . . . . . . . . . . . . . . .                  --           5,358,237         2,731,160          1,313,693
                                                            -----------          ----------        ----------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS  . . . . . . . . . . . . . . . . . .                 (46)          5,340,768         2,898,912          1,307,563
                                                            -----------          ----------        ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS . . . . . . . . . . . . .         $   768,042          $5,730,996        $3,229,053         $1,852,930
                                                            ===========          ==========        ==========         ==========



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

THE GALAXY
VIP FUND

                                                                  MONEY MARKET FUND                      EQUITY FUND
                                                         --------------------------------    ---------------------------------
                                                              YEARS ENDED DECEMBER 31,            YEARS ENDED DECEMBER 31,
                                                         --------------------------------    ---------------------------------
                                                              1995               1994             1995               1994
                                                         --------------    --------------    --------------      -------------
NET ASSETS AT BEGINNING OF PERIOD . . . . . . . . .      $   13,276,092    $   10,863,791    $   19,391,332      $  12,908,871
                                                         --------------    --------------    --------------      -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income  . . . . . . . . . . . . .             768,088           480,223           390,228            346,429
   Net realized gain (loss) on investments sold . .                 (46)              (47)          (17,469)          (124,453)
   Net change in unrealized appreciation
     (depreciation) of investments  . . . . . . . .                  --                --         5,358,237            356,961
                                                         --------------    --------------    --------------      -------------
   Net increase (decrease) in net assets
     resulting from operations. . . . . . . . . . .             768,042           480,176         5,730,996            578,937


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income  . . . . . . . . . . . . .            (768,088)         (479,939)         (390,222)          (346,423)
   In excess of net investment income . . . . . . .                  --                --                (6)                (6)
   Net realized gain on investments . . . . . . . .                  --              (284)               --                 --
   Return of capital  . . . . . . . . . . . . . . .                  --                --              (245)              (267)
                                                         --------------    --------------    --------------      -------------
       Total Distributions  . . . . . . . . . . . .            (768,088)         (480,223)         (390,473)          (346,696)
                                                         --------------    --------------    --------------      -------------
SHARE TRANSACTIONS:
   Net proceeds from sale of shares . . . . . . . .          11,069,167        11,407,186         7,425,431          8,162,524
   Issued to shareholders in reinvestment
     of dividends . . . . . . . . . . . . . . . . .             768,088           480,223           390,473            346,696
   Costs of shares repurchased  . . . . . . . . . .          (7,188,022)       (9,475,061)       (1,721,510)        (2,259,000)
                                                         --------------    --------------    --------------      -------------
     Net increase (decrease) from share transactions          4,649,233         2,412,348         6,094,394          6,250,220
                                                         --------------    --------------    --------------      -------------
     Net increase (decrease) in net assets. . . . .           4,649,187         2,412,301        11,434,917          6,482,461
                                                         --------------    --------------    --------------      -------------

NET ASSETS AT END OF PERIOD . . . . . . . . . . . .      $   17,925,279    $   13,276,092    $   30,826,249      $  19,391,332
                                                         ==============    ==============    ==============      =============

Accumulated undistributed (overdistributed)
   net investment income  . . . . . . . . . . . . .      $          284    $          284    $           --      $          (6)
                                                         ==============    ==============    ==============      =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold       . . . . . . . . . . . . . . . . . . .          11,069,167        11,407,186           620,539            791,455
   Issued to shareholders in reinvestment
     of dividends . . . . . . . . . . . . . . . . .             768,088           480,223            31,898             33,267
   Repurchased  . . . . . . . . . . . . . . . . . .          (7,188,022)       (9,475,061)         (143,620)          (220,435)
                                                         --------------    --------------    --------------      -------------
     Net increase (decrease) in shares outstanding.           4,649,233         2,412,348           508,817            604,287
                                                         ==============    ==============    ==============      =============


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

THE GALAXY
VIP FUND


                                                                 ASSET ALLOCATION FUND                  HIGH QUALITY BOND FUND
                                                            -------------------------------          ----------------------------
                                                                YEARS ENDED DECEMBER 31,                YEARS ENDED DECEMBER 31,
                                                            -------------------------------          ----------------------------
                                                                 1995              1994                  1995            1994
                                                            -------------     -------------          ------------    ------------
NET ASSETS AT BEGINNING OF PERIOD . . . . . . . . .         $  10,571,573     $  11,800,291          $  8,011,781    $  9,801,629
                                                            -------------     -------------          ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income  . . . . . . . . . . . . .               330,141           363,472               545,367         546,555
   Net realized gain (loss) on investments sold . .               167,752          (193,495)               (6,130)       (176,625)
   Net change in unrealized appreciation
     (depreciation) of investments. . . . . . . . .             2,731,160          (431,751)            1,313,693        (975,502)
                                                            -------------     -------------          ------------    ------------
   Net increase (decrease) in net assets
     resulting from operations. . . . . . . . . . .             3,229,053          (261,774)            1,852,930        (605,572)
                                                            -------------     -------------          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income  . . . . . . . . . . . . .              (330,141)         (363,472)             (545,367)       (546,555)
   In excess of net investment income . . . . . . .                (1,080)               --                    --              --
   Net realized gain on investments . . . . . . . .                    --                --                    --              --
   Return of capital  . . . . . . . . . . . . . . .                    --              (638)                   --              --
                                                            -------------     -------------          ------------    ------------
           Total Distributions  . . . . . . . . . .              (331,221)         (364,110)             (545,367)       (546,555)
                                                            -------------     -------------          ------------    ------------
SHARE TRANSACTIONS:
   Net proceeds from sale of shares . . . . . . . .             5,412,403         3,054,961             2,630,095       2,118,130
   Issued to shareholders in reinvestment
      of dividends  . . . . . . . . . . . . . . . .               331,221           364,110               545,367         546,555
   Costs of shares repurchased  . . . . . . . . . .            (1,967,511)       (4,021,905)           (1,427,830)     (3,302,406)
                                                            -------------     -------------          ------------    ------------
       Net increase (decrease) from share
         transactions . . . . . . . . . . . . . . .             3,776,113          (602,834)            1,747,632        (637,721)
                                                            -------------     -------------          ------------    ------------
       Net increase (decrease) in net assets  . . .             6,673,945        (1,228,718)            3,055,195      (1,789,848)
                                                            -------------     -------------          ------------    ------------

NET ASSETS AT END OF PERIOD . . . . . . . . . . . .         $  17,245,518     $  10,571,573          $ 11,066,976    $  8,011,781
                                                            =============     =============          ============    ============
Accumulated undistributed (overdistributed)
   net investment income  . . . . . . . . . . . . .         $         379     $          --          $         --    $         --
                                                            =============     =============          ============    ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold       . . . . . . . . . . . . . . . . . . .               469,406           301,150               265,770         221,295
   Issued to shareholders in reinvestment
      of dividends  . . . . . . . . . . . . . . . .                28,486            36,287                55,441          58,399
   Repurchased  . . . . . . . . . . . . . . . . . .              (184,289)         (400,957)             (147,001)       (356,260)
                                                            -------------     -------------          ------------    ------------
       Net increase (decrease) in shares outstanding              313,603           (63,520)              174,210         (76,566)
                                                            =============     =============          ============    ============


                      See Notes to Financial Statements.

VIP MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
VIP FUND


                                                                  Years Ended December 31,
                                                         ----------------------------------------
                                                             1995          1994         1993(1)
                                                         -----------   -----------   ------------
Net Asset Value, Beginning of period  . . . . . . . .    $      1.00   $      1.00   $       1.00
                                                         -----------   -----------   ------------
Income from Investment Operations:
   Net investment income (A)  . . . . . . . . . . . .           0.05          0.04           0.03
   Net realized and unrealized gain (loss)
       on investments . . . . . . . . . . . . . . .               --            --             --
                                                         -----------   -----------   ------------
       Total from Investment Operations . . . . . .             0.05          0.04           0.03
                                                         -----------   -----------   ------------

Less Distributions:
   Dividends from net investment income . . . . . .            (0.05)        (0.04)         (0.03)
   Distributions from net realized capital gains  .               --            --             --
                                                         -----------   -----------   ------------
       Total Distributions  . . . . . . . . . . . . .          (0.05)        (0.04)         (0.03)
                                                         -----------   -----------   ------------
Net increase (decrease) in net asset value  . . . .               --            --             --
                                                         -----------   -----------   ------------
Net Asset Value, End of period  . . . . . . . . . .      $      1.00   $      1.00   $       1.00
                                                         ===========   ===========   ============

Total Return  . . . . . . . . . . . . . . . . . . . .           5.38%         3.89%          2.74%**

Ratios/Supplemental Data:
Net Assets, End of period (000's) . . . . . . . . .      $    17,925   $    13,276   $     10,864
Ratios to average net assets:
   Net investment income including reimbursement/waiver         5.25%         3.85%          3.00%*
   Operating expenses including reimbursement/waiver            0.63%         0.42%          0.13%*
   Operating expenses excluding reimbursement/waiver            1.11%         1.21%          2.00%*
Portfolio Turnover Rate . . . . . . . . . . . . . . .            N/A           N/A            N/A

---------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on February 2, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator were as follows:

                                           Years Ended December 31,
                              -----------------------------------------------
                                1995                1994              1993(1)
                              --------            --------           --------
                              $   0.05            $   0.03           $   0.01


                       See Notes to Financial Statements.

VIP EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
VIP FUND


                                                                Years Ended December 31,
                                                       ---------------------------------------
                                                          1995           1994        1993(1)
                                                       ----------    -----------    ----------
Net Asset Value, Beginning of period  . . . . . . .    $    10.40    $     10.25    $    10.00
                                                       ----------    -----------    ----------
Income from Investment Operations:
   Net investment income (A)  . . . . . . . . . . . .        0.18           0.20          0.16
   Net realized and unrealized gain (loss)
     on investments . . . . . . . . . . . . . . . .          2.59           0.15          0.25
                                                       ----------    -----------    ----------
   Total from Investment Operations . . . . . . . .          2.77           0.35          0.41
                                                       ----------    -----------    ----------
Less Distributions:
   Dividends from net investment income . . . . . .         (0.18)         (0.20)        (0.16)
   Distributions from net realized capital gains  .            --             --            --
                                                       ----------    -----------    ----------
   Total Distributions  . . . . . . . . . . . . . . .       (0.18)         (0.20)        (0.16)
                                                       ----------    -----------    ----------
Net increase (decrease) in net asset value  . . . .          2.59           0.15          0.25
                                                       ----------    -----------    ----------
Net Asset Value, End of period  . . . . . . . . . .    $    12.99    $     10.40    $    10.25
                                                       ==========    ===========    ==========
Total Return  . . . . . . . . . . . . . . . . . . .         26.76%          3.47%         4.15%**

Ratios/Supplemental Data:
Net Assets, End of period (000's) . . . . . . . . .    $   30,826    $    19,391    $   12,909
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver . . . . . . . . . . . . .          1.55%          2.06%         2.23%*
   Operating expenses including reimbursement/waiver         1.21%          0.71%         0.20%*
   Operating expenses excluding reimbursement/waiver         1.24%          1.42%         2.60%*
Portfolio Turnover Rate . . . . . . . . . . . . . .             3%             2%            5%**

----------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on January 11,  1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator were as follows:

                                          Years Ended December 31,
                              ------------------------------------------------
                                1995                1994              1993(1)
                              --------            --------          ----------
                              $   0.18            $   0.13          $   (0.02)


                       See Notes to Financial Statements.

VIP ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
VIP FUND



                                                               Years Ended December 31,
                                                       ---------------------------------------
                                                          1995           1994         1993(1)
                                                       ----------     ----------    ----------
Net Asset Value, Beginning of period  . . . . . . .    $     9.80     $    10.33    $    10.00
                                                       ----------     ----------    ----------
Income from Investment Operations:
   Net investment income (A)  . . . . . . . . . . .          0.28           0.31          0.18
   Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . . . . . .          2.58          (0.53)         0.35
                                                       ----------     ----------    ----------
       Total from Investment Operations . . . . . .          2.86          (0.22)         0.53
                                                       ----------     ----------    ----------
Less Distributions:
   Dividends from net investment income . . . . . .         (0.28)         (0.31)        (0.18)
   Distributions from net realized capital gains  .            --             --         (0.02)
                                                       ----------     ----------    ----------
       Total Distributions  . . . . . . . . . . . .         (0.28)         (0.31)        (0.20)
                                                       ----------     ----------    ----------
Net increase (decrease) in net asset value  . . . .          2.58          (0.53)         0.33
                                                       ----------     ----------    ----------
Net Asset Value, End of period  . . . . . . . . . .    $    12.38     $     9.80    $    10.33
                                                       ==========     ==========    ==========

Total Return  . . . . . . . . . . . . . . . . . . .         29.42%         (2.15)%        5.33%**

Ratios/Supplemental Data:
Net Assets, End of period (000's) . . . . . . . . .    $   17,246     $   10,572    $   11,800
Ratios to average net assets:
   Net investment income including
     reinbursement/waiver . . . . . . . . . . . . .          2.54%          3.02%         3.01%*
   Operating expenses including reimbursement/waiver         1.37%          0.78%         0.26%*
   Operating expenses excluding reimbursement/waiver         1.54%          1.68%         3.11%*
Portfolio Turnover Rate . . . . . . . . . . . . . .            46%            28%           10%**

--------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on February 6, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator were as follows:


                                          Years Ended December 31,
                              -----------------------------------------------
                                1995                1994              1993(1)
                              -------             -------             -------
                              $  0.26             $  0.22             $  0.01

                       See Notes to Financial Statements.

VIP HIGH QUALITY BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
VIP FUND



                                                                Years Ended December 31,
                                                       ---------------------------------------
                                                          1995           1994        1993(1)
                                                       ----------    -----------    ----------
Net Asset Value, Beginning of period  . . . . . . . .  $     8.97    $     10.11    $    10.00
                                                       ----------    -----------    ----------
Income from Investment Operations:
   Net investment income (A)  . . . . . . . . . . . .        0.57           0.56          0.47
   Net realized and unrealized gain (loss)
     on investments . . . . . . . . . . . . . . . .          1.40          (1.14)         0.12
                                                       ----------    -----------    ----------
       Total from Investment Operations . . . . . .          1.97          (0.58)         0.59
                                                       ----------    -----------    ----------
Less Distributions:
   Dividends from net investment income . . . . . .         (0.57)         (0.56)        (0.47)
   Distributions from net realized capital gains  .            --             --         (0.01)
                                                       ----------    -----------    ----------
       Total Distributions  . . . . . . . . . . . . .       (0.57)         (0.56)        (0.48)
                                                       ----------    -----------    ----------
Net increase (decrease) in net asset value  . . . .          1.40          (1.14)         0.11
                                                       ----------    -----------    ----------
Net Asset Value, End of period  . . . . . . . . . . .  $    10.37    $      8.97    $    10.11
                                                       ==========    ===========    ==========
Total Return  . . . . . . . . . . . . . . . . . . . .       22.55%         (5.85)%        6.04%**

Ratios/Supplemental Data:
Net Assets, End of period (000's) . . . . . . . . . .  $   11,067    $     8,012    $    9,802
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver  . . . . . . . . . . . . .        5.86%          5.90%         5.30%*
   Operating expenses including reimbursement/waiver         0.80%          0.57%         0.22%*
   Operating expenses excluding reimbursement/waiver         1.57%          1.63%         2.92%*
Portfolio Turnover Rate . . . . . . . . . . . . . . .          21%            32%            7%**

--------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on January 21, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator were as follows:


                                          Years Ended December 31,
                              -----------------------------------------------
                                1995                1994              1993(1)
                              --------            --------           --------
                              $   0.50            $   0.46           $   0.23


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

THE GALAXY
VIP FUND

1. ORGANIZATION

        The Galaxy VIP Fund, a Massachusetts business trust, (the "Trust"), is registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company for the purpose of providing a vehicle for the investment of assets of various separate accounts established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts funding variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market, Equity, Asset Allocation and High Quality Bond Funds (individually a "Fund," collectively, the "Funds"), the four managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

        PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Also, securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgement of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the exdividend date.

        DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market and High Quality Bond Funds, and declared and paid quarterly with respect to the Equity and Asset Allocation Funds. Net realized capital gains, if any, are distributed at least annually.

THE GALAXY
VIP FUND

        Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

        FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

        REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian (or sub-custodian) in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The investment adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds 101% of amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

        EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

        ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

        The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity and Asset Allocation Funds and 0.55% for the High Quality Bond Fund.

        Effective March 31, 1995, the Trust and First Data Investor Services Group, Inc.("FDISG"),(formerly known as The Shareholder Services Group, Inc., doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078%

THE GALAXY
VIP FUND

of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, FDISG also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISGcompensates the Trust's custodian bank for its services. Prior to March 31, 1995, the administration and fund accounting services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all the assets of 440 Financial Group of Worcester, Inc.

Effective March 31, 1995, 440 Financial Distributors, Inc. ("the Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 FinancialGroup of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual. Prior to March 1, 1994, Allmerica Investments, Inc., a wholly-owned subsidiary of State Mutual, served as the Trust's distributor.

        Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Effective May 26, 1995, each Trustee is entitled to receive for services as a Trustee of both the Trust and The Galaxy Fund , an affiliated registered investment company, an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and The Galaxy Fund is entitled to an additional annual fee of $4,000, and the President and Treasurer of the Trust and The Galaxy Fund is entitled to an additional annual fee of $2,500 for their services in these capacities. These fees are allocated among the Funds of the Trust and The Galaxy Fund based on their relative net assets.

        Expenses for the year ended December 31, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

        At December 31, 1995 with the exception of the initial shares, the separate accounts owned all of the outstanding shares of the Funds as investment accounts for the variable annuity contracts and variable life insurance policies offered by American Skandia Life Assurance Corporation.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

        The Investment Adviser and Administrator may waive all or a portion of the fees payable to them by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. The Investment Adviser and Administrator may, at their discretion, revise or discontinue the voluntary limitations.

        For the year ended December 31, 1995, the Investment Adviser and Administrator voluntarily waived advisory, administration, fund accounting and custody fees as follows:

                       FEES WAIVED BY     FEES WAIVED BY
FUND                 INVESTMENT ADVISER    ADMINISTRATOR
---------------------------------------------------------
Money Market              $ 36,587            $ 31,595
Equity                          --                 806
Asset Allocation               365               2,349
High Quality Bond           37,251              32,338

        The Investment Adviser may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 1995, the Investment Adviser voluntarily agreed to reimburse the Money Market, Equity, Asset Allocation, and High Quality Bond Funds in the amount of $1,798, $5,943, $19,761 and $2,921, respectively.

THE GALAXY
VIP FUND

5. SHARES OF BENEFICIAL INTEREST

        The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into four classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; and Class D - High Quality Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.
Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

        The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1995, were as follows:

                                 PURCHASES                         SALES
                      -------------------------------------------------------------
FUND                     OTHER         GOVERNMENT           OTHER        GOVERNMENT
-----------------------------------------------------------------------------------
Equity                $  5,283,463    $        --      $     615,630    $        --
Asset Allocation         4,177,124      3,286,728          3,200,260      2,270,328
High Quality Bond          648,429      1,259,205            823,216      1,011,313

        The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities, as computed on a Federal income tax basis, at December 31, 1995 for each Fund is as follows:


FUND                  APPRECIATION    (DEPRECIATION)       NET                COST
-------------------------------------------------------------------------------------
Money Market          $        --     $        --      $       --       $  17,938,406
Equity                  6,466,800        (390,374)      6,076,426          24,741,866
Asset Allocation        2,609,704        (205,679)      2,404,025          14,814,352
High Quality Bond         372,982         (48,783)        324,199          10,580,105

THE GALAXY
VIP FUND

7. CAPITAL LOSS CARRYFORWARD

        At December 31, 1995, the Funds had capital loss carryforwards:

Fund                                   Amount           Expiration
----                                   ------           ----------
Money Market                       $      154              2002
                                           29              2003
Equity                                 64,947              2001
                                      124,453              2002
                                       17,469              2003
Asset Allocation                       27,202              2002
High Quality Bond                     155,797              2002
                                       26,958              2003

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE GALAXY VIP FUND:

   We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund (four series of The Galaxy VIP Fund), including the portfolios of investments, as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy VIPFund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy VIP Fund as of December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                       COOPERS & LYBRAND  L.L.P.
Boston, Massachusetts
February 5, 1996

      TRUSTEES
    AND OFFICERS

 Dwight E. Vicks, Jr.
    Chairman and
      Trustee

  John T. O'Neill
President, Treasurer
    and Trustee

 Louis DeThomasis,
   F.S.C., Ph.D.
      Trustee

  Donald B. Miller
      Trustee

   James M. Seed
      Trustee

Bradford S. Wellman
      Trustee

      W. Bruce
McConnel, III, Esq.
     Secretary

    Neil Forrest
  Vice President &
Assistant Treasurer

   Louis J. Russo
Assistant Treasurer

 INVESTMENT ADVISOR

  Fleet Investment
   Advisors Inc.
   45 East Avenue
Rochester, New York
       14604

    DISTRIBUTOR

   440 Financial
 Distributors, Inc.
290 Donald Lynch Blvd.
     Marlboro,
Massachusetts 01752

   ADMINISTRATOR

First Data Investor
Services Group, Inc.
   (formerly The
    Shareholder
Services Group, Inc.
     d/b/a 440
Financial) 4400 Computer
      Drive
     Westboro,
Massachusetts 01581-5108

   This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution toprospective investors unless accompanied or preceded by an effective prospectus for the
   Fund and for the Galaxy Variable Annuity, which contain more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the
                   prospectus carefully before you invest.

                                [RECYCLED LOGO]

                   This report was printed on recycled paper.

[GALAXY VIP FUND LOGO]
4400 Computer Drive
Box 5108
Westboro, MA 01581-5108


First Class Mail
U.S. Postage
PAID
New York, NY
Permit No. 8048